INVESTOR UPDATE September 2015 Chapel Hill (Dallas, TX) Livingston Center (Livingston, NJ)

THE LOOK AHEAD

ORGANIC DRIVERS FOR NOI GROWTH

KRG
LISTED
NYSE

Embedded NOI Growth Of ~7.5+%


~7.5% + Embedded NOI Growth
~2.00-
3.00%
~2.25%
~3.00%
~2.25%
~2.25%
~3.00%
~7.5% +
Operational Excellence
Active Development/Redevelopment
The 3 R's

© 2015 Kite Realty Group kiterealty.com Investor Update | 3

VARIOUS OUTLETS TO GROW NOI FURTHER

KITE KRG LISTED NYSE

Breakdown Of NOI

Annual Portfolio GAAP NOI *LQA*	~$250,000	
Pro Forma Adjustments [1]	+ $7,000	
Total Portfolio GAAP NOI	~$257,000	
Less: 3-R's Current NOI [2]	(~$48,000)	~10% Average Returns
Core Portfolio GAAP NOI	~$209,000	~2-3% Stable Annual Growth
Plus: Incremental Re/Development NOI	~$11,700	~8-10% Incremental Returns

Sources Of NOI As Of Q2 2015



Core Portfolio 78%
3 R's 18%
Active Dev/Redev 4%

Market cycles and opportunities guide the appropriate capital allocation of development and redevelopment

1. Includes acquisitions of Belle Isle, Livingston Station and Chapel Hill as well as anchor openings.
2. Represents Q2 2015 annualized NOI for the operating properties targeted for redevelopment, listed on page 29 of the supplemental.

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kiterealty.com Investor Update | 4

© 2015 Kite Realty Group kiterealty.com Investor Update | 5 OPERATIONAL EXCELLENCE The “Kite Way”  Industry leading operating platform Top efficiency margins in the sector  Cash renewal spreads of 6‐8% on shop leases Achieved on >90% of expiring shop  leases; most with 3% annual bumps  90+% retention rate and robust risk  management process Detailed underwriting & aggressive  tenant management improve quality  and consistency of cash flow  Remerchandising strategy via 3 R’s grows NAV Portfolio operations to generate $50mm in free cash flow in 2015 Eddy Street Commons

© 2015 Kite Realty Group kiterealty.com Investor Update | 6 ACTIVE DEVELOPMENT / REDEVELOPMENT 1.  Calculated as the sum of land held for development and construction in process, divided by gross asset value.   Development / Redevelopment Expertise  Long history of experience in development Completed 1.7mm SF since 2008  Measured approach to development < 5% development exposure (1)  Nearing completion on existing developments 75% funded; 83% leased / committed Parkside Town Commons – Phase II (Raleigh, NC) Tamiami Crossing (Naples, FL) Portfolio  NAV Free Cash  Flow Embedded  Rent GrowthHolly Springs – Phase II (Raleigh, NC)

THE 3 R's: REPURPOSE, REPOSITION, REDEVELOP

KITE KRG NYSE

The 3 R's Pipeline Breakdown

$105-125mm in redevelopment projects, expected to commence over the next ~18 months


Reposition
20%
Redevelopment
52%
Repurpose
28%


Embedded NOI Growth Of ~7.5+%
~7.5% + Embedded NOI Growth
~2.00-
3.00%
~2.25%
~3.00%
~2.25%
~2.25%
~3.00%
~7.5% +

Expected Returns Summary

Redevelopment:	8.0-9.0%
Repurpose:	9.5-10.5%
Reposition:	10.5-11.5%

© 2015 Kite Realty Group kiterealty.com Investor Update | 7

© 2015 Kite Realty Group kiterealty.com Investor Update | 8 SHORT‐TERM IMPACT; LONG‐TERM NAV BENEFIT Q1 '15 A Q2 '15A Q3 '15E Q4 '15E 2015E 4.4% 3.7% 3‐3.5% Peer Avg. ~3.3%⁽¹⁾  KRG Historical Avg. ~4.5% 1. Peers include AKR, BRX, CDR, DDR, EQY, FRT, KIM, REG, RPAI, RPT.  All same store numbers exclude redevelopment.  Historical KRG average over previous 9 quarters. Expected 3 R’s Impact in 2H 2015 Projected 3R’s Impact To 2015 Same‐Store NOI

© 2015 Kite Realty Group kiterealty.com Investor Update | 9 EFFICIENT CAPITAL ALLOCATION TO BENEFIT NAV Using free cash flow to fund redevelopment pipeline yields high  return on capital and boosts portfolio NAV ~$50mm in free  cash flow for  2015FY $105‐125mm of  3 R’s; with  ~10% average  return Portfolio NAV Rivers Edge (IN)Lithia Crossing (FL)

PORTFOLIO OVERVIEW

© 2015 Kite Realty Group kiterealty.com Investor Update | 11 COMPANY SNAPSHOT KITE REALTY GROUP TRUST FL, 26% IN, 13% TX, 12% NV, 10% TRI‐ST, 8% NC, 6% OK, 5% GA, 3% VA, 3% UT, 3% TN, 2% SC, 2% AL, 2% Other, 5% Note: All data as of 06/30/15 unless otherwise noted.   1. ABR excludes ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.  2. Source: Bloomberg; as of 07/31/15.  Dividend yield calculated as “Indicated Yield” per Bloomberg definition. ABR BY GEOGRAPHY (1) Note: Cities referenced denote regional office locations. BEECHWOOD PROMENADE (GA) DELRAY MARKETPLACE (FL)

© 2015 Kite Realty Group kiterealty.com Investor Update | 12 OVER 70% OF ABR FROM TOP 50 MSAs 46% of FL’s ABR  from Top 50 MSA 54% of the SE’s  ABR from Top  50 MSA 81% of the NE’s  ABR from Top  50 MSA 77% of the  Midwest’s ABR from  Top 50 MSA 91% of TX/OK’s ABR  from Top 50 MSA 94% of the West’s  ABR from Top 50 MSA Regional Approach Proves Impactful As Majority Of Portfolio Income From Top Markets Source: Top 50 MSAs based on population counts from the U.S. Census.

© 2015 Kite Realty Group kiterealty.com Investor Update | 13 Long‐standing and cohesive management team Shareholder value creation via NAV‐focused initiatives Robust platform results in top tier operational efficiencies Diverse, high‐quality portfolio Strong development/redevelopment portfolio Flexible investment grade balance sheet WHAT DIFFERENTIATES KITE?

© 2015 Kite Realty Group kiterealty.com Investor Update | 14 TOP TIER OPERATING EFFICIENCY 4.6% 5.1% 5.5% 6.5% 7.2% 7.9% 8.0% 8.5% 8.9% 9.2% 9.3% WRI FRT KRG BRX DDR ROIC KIM EQY RPT REG RPAI G&A / Revenues (%) 75.3% 75.0% 74.3% 74.1% 73.1% 72.0% 71.3% 71.1% 70.4% 70.1% 70.0% BRX ROIC KRG EQY REG KIM RPT RPAI FRT WRI DDR NOI Margin (%) Kite efficiency metrics  are among the best in the industry Source: As of 06/30/15 per company financials.  Reflects pro rata income statement figures.

© 2015 Kite Realty Group kiterealty.com Investor Update | 15 Grocery  Anchored,  13% Hybrid  (Power  W/  Grocery),  52% Power /  Regional  Center,  33% Other,  2%⁽²⁾ PORTFOLIO OVERVIEW DRAMATICALLY TRANSFORMED HIGH‐QUALITY PORTFOLIO  Top tier retail portfolio with an ABR of $15.25, is comprised mostly with grocery and hybrid / power centers 1. As of 06/30/15. 2. Other includes office, unanchored strip centers and single tenant assets. 3. Based on 5‐mile radius.  Source: demographic data from AGS. Number of Properties 119 Number of States 22 Total GLA (SF) 24mm Owned GLA (SF) 17mm Total Leased (Owned SF) 94.8% Shop Leased (Owned SF) 86.2% Annualized Base Rent (Per SF) $15.25 Ground Lease (ABR) $18.1mm Average Center Size (SF) 204,000 Portfolio Demographics (3) Average Household Income $90,000 Population > 161,000 Retail Diversification By ABR (1)Summary Statistics (1) By Property Type 65% Of Assets Anchored With A Grocery

© 2015 Kite Realty Group kiterealty.com Investor Update | 16 INCREASING LEASES WITH  KEY NATIONAL TENANTS STRONG MIX OF TENANTS ACROSS OUR DIVERSIFIED PORTFOLIO Continued support of strong tenants further enhances the quality and strength of our assets; limited  exposure to any single tenant provides additional insulation from the retail industry cycles CREDIT STRENGTH OF PORTFOLIO Tenant # Stores % ABR 18 3.3% 19 2.2% 18 2.1% 17 2.0% 5 2.0% 18 2.0% 9 1.8% 14 1.6% 13 1.4% 6 1.4% Total 137 19.8% TOP 10 TENANTS BY ABR `

© 2015 Kite Realty Group kiterealty.com Investor Update | 17 CONSISTENT OPERATORS OF QUALITY ASSETS Superior Same‐Property NOI Growth 4.4% 4.9% 4.9% 4.7% 4.4% 4.7% 4.8% 4.4% 3.7% 0.0 1.0 2.0 3.0 4.0 5.0 Same‐Property NOI Growth (%) Growing ABR Through High Quality Assets $12.80 $13.26 $12.95 $13.18 $15.15 $15.25 $11.00 $12.50 $14.00 $15.50 2010 2011 2012 2013 2014 Current Base Rent Per Owned GLA KRG Historical  avg. ~4.5% Peer avg.⁽¹⁾ ~3.3% 1. Peers include AKR, BRX, CDR, DDR, EQY, FRT, KIM, REG, RPAI, RPT.

PORTFOLIO TRANSFORMATION

RECENT TRANSACTIONS SUPPORT CORE MARKETS

KITE KRG NYSE


West
~15% of Total ABR
Summit at Scottsdale
(Scottsdale, AZ)
Sold at 5.25% cap rate
Q3 2015
Midwest
~15% of Total ABR
Skokie Commons
(Skokie, IL)
Sold at 5.45% cap rate
Q2 2015
Northeast
~10% of Total ABR
Downtown Crown
(Gaithersburg, MD)
Sold at 4.3% cap rate
Q1 2015
Mid-Central
~15% of Total ABR
Village on the Parkway
(Dallas, TX)
Sold at 4.5% cap rate
Q3 2015
Florida
~25% of Total ABR
Mercato
(Naples, FL)
Sold at 4.75% cap rate
Q2 2015
Southeast
~20% of Total ABR
Settler's Market
(Williamsburg, VA)
Sold at 5.9% cap rate
Q2 2015

Source: As of 06/30/15.

© 2015 Kite Realty Group

kiterealty.com
Investor Update | 19

© 2015 Kite Realty Group kiterealty.com Investor Update | 20 GROWING THE PORTFOLIO Developments⁽¹⁾ AcquisitionsRedevelopments 1. Developments’ percentage leased refers to leased or committed square feet. Portofino Shopping Center Houston 375,000 SF 92% Leased Tamiami Crossing Naples 145,000 SF 100% Leased Holly Springs Town Center Raleigh‐Cary 330,000 SF 88% Leased Livingston Shopping Center New York‐Newark 140,000 SF 95% Leased Parkside Town Commons Raleigh‐Cary 353,000 SF 80% Leased Colleyville Downs Dallas 201,000 SF 93% Leased Belle Isle Station Oklahoma City 400,000 SF 99% Leased Chapel Hill Dallas 200,000 SF 96% Leased

STRATEGICALLY RECYCLED SALE PROCEEDS

KITE KRG NYSE

CONTINUED PORTFOLIO ENHANCEMENT USING DISPOSITION PROCEEDS

Replace low growth, non-core assets with high quality real estate, anchored by strong retailers and located in the Top 50 MSAs

50% Improvement In ABR per SF


$19.71
50% Increase
$13.02
Dispositions
Acquisitions

More Than 300% Growth In Population


251K
>300% Increase
61K
Dispositions
Acquisitions

45% Increase In Household Income


$107K
45% Increase
$74K
Dispositions
Acquisitions

Dramatic Tenant Improvement

Office DEPOT OfficeMax

JCPenney

BAM! BOOKS • TOYS • TECH • MORE

SPORTS AUTHORITY

Dispositions

NORDSTROM rack

WILLIAMS-SONOMA

T.J.maxx

WHOLE FOODS MARKET

POTTERY BARN

Acquisitions

Note: Dispositions include the 15- asset disposition which closed in Q4 2014 and Q1 2015. Acquisition assets include Livingston Shopping Center, Rampart Commons, Belle Isle, Colleyville Downs and Chapel Hill. Demographic data from AGS; population based on a 5-mile radius and household income based on a 3-mile radius.

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kiterealty.com Investor Update | 21

DRAMATICALLY UPGRADED PORTFOLIO

KRG NYSE

Dispositions



Walgreens Plaza, Jacksonville, NC
AHHI: $57,000



Eastside Junction, Athens, AL
Population: 12,000

Acquisitions


WHOLE FOODS MARKET

Colleyville Downs, Colleyville, TX
AHHI: $130,000


POTTERYBARN

Rampart Commons, Las Vegas, NV
Population: 161,000

Note: Demographic data from AGS and based on a 3-mile radius.

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kiterealty.com Investor Update | 22

ACQUISITION: COLLEYVILLE DOWNS

Summary

MSA	Dallas
GLA	201,000 SF
% Leased	93%
Population	255,000
AHHI	$128,000


COLLEYVILLE
DOWNS


WHOLE FOODS MARKET

Property Highlights

- Ability to create additional value through lease-up and below-market rent from first generation leases completed before Whole Foods opened
- Potential to remerchandise and reconfigure specific tenant spaces to right size and enhance junior box layouts
- Sourced using regional footprint to execute off-market transaction

Note: Population based on a 5-mile radius and average household income based on a 3-mile radius.

© 2015 Kite Realty Group kiterealty.com Investor Update | 23

© 2015 Kite Realty Group kiterealty.com Investor Update | 24 ACQUISITION: BELLE ISLE STATION Summary MSA GLA % Leased Population Vehicle Traffic Daily Oklahoma City 400,000 SF 99% 197,000 100,000  Adjacent to the highest sales producing mall in  Oklahoma City  Average home prices in the surrounding area in  excess of $1.3 million  Complimentary lifestyle tenant mix that plays  well with Penn Square Mall  Property constructed in 2000 – minimal capital  expenses expected Property Highlights Note: Population based on a 5‐mile radius.

© 2015 Kite Realty Group kiterealty.com Investor Update | 25 ACQUISITION: LIVINGSTON SHOPPING CENTER Summary MSA GLA % Leased Population AHHI New York‐Newark 140,000 SF 95% 150,000 $168,000  Located in Western Essex County, one of the  most affluent areas in the country  Leveraged relationships to best position during  the selectively marketed process  Located near The Short Hills Mall, one of the  top 10 sales grossing malls in the U.S.  Upside potential via lease‐up of newly  constructed space Property Highlights Note: Population based on a 5‐mile radius and average household income based on a 3‐mile radius.

© 2015 Kite Realty Group kiterealty.com Investor Update | 26 ACQUISITION: CHAPEL HILL Summary  Showcases one of HEB’s  premier Central Market stores;  one of 9 total and only one in  the MSA  Recent backfill of Borders  bookstore with The  Container Store  Exceptional visibility and  continuous retail frontage yield  high sales; often, top  performing centers for retailers  Sourced using regional  footprint to execute off‐market  transaction Property Highlights MSA GLA % Leased Population Dallas‐Fort Worth 200,000 SF 96% 275,000

BALANCE SHEET

© 2015 Kite Realty Group kiterealty.com Investor Update | 28 STRONG BALANCE SHEET & CAPITAL POSITION 9.1x 9.7x 8.6x 7.4x 6.5x 6.5x 2010 2011 2012 2013 2014 Current Net Debt / EBITDA Multiple 1031 Proceeds $80 Expansion of  Term Loan $170 1031 Proceeds $12 Acquisitions $145 Debt Pay Down $105 Chapel Hill $10 Sources of Cash Uses of Cash Current Balance Sheet Supports Future Initiatives (1) 1. Blue bars are the current sources and uses. The green bars are the future sources and uses.  Note Chapel Hill funding use excludes asset‐level debt amount. Developments /  Redevelopments  Debt Paydown $185 Q 2   2 0 1 5 2 H   2 0 1 5 E Private Placement  Funding $250 Cash / Other $35 Preferred  $102 RECENT FUNDING INITIATIVES BOLSTER STRONG BALANCE SHEET FURTHER Unsecured private placement offering reduces floating rate exposure to ~10%

© 2015 Kite Realty Group kiterealty.com Investor Update | 29 WELL‐STAGGERED DEBT MATURITY PROFILE $263 $50 $64 $0 $446 $178 $249 $277 $167 0 100 200 300 400 500 600 700 2016 2017 2018 2019 2020 2021 2022 2023 2024+ Mortgage Debt Term Loan Construction Debt Senior Unsecured Notes ($mm) 1. Chart excludes scheduled principal payments and net premiums. Term Loan is shown at final maturity after extension option exercised.  Revolver scheduled to mature in 2019, after extension option  exercised.  As of 06/30/15, pro forma for senior unsecured debt deal, expected to fund September 2015. KRG’s Debt Maturity Schedule (1) Funding of the $250mm unsecured private placement offering in early September  contributes to full paydown of KRG’s line of credit

UNQUESTIONABLE VALUE PROPOSITION IN KRG

KITE KRG LISTED NYSE

KEY NAV COMPONENTS PER Q2 2015 SUPPLEMENTAL

Cash Net Operating Income (NOI)		Supplemental Pg.
GAAP Property NOI (incl. Ground Lease Revenue)	62,179,042	Pg. 13
Below-market lease intangbiles, net	(758,587)	Pg. 10
Straight-line rent	(1,530,913)	Pg. 10
Other property related revenue	(1,857,441)	Pg. 13
Ground Lease ("GL") Revenue	(4,534,000)	Pg. 13, footnote 5
Consolidated Cash Property NOI (excl. GL)	**53,498,101**	
Annualized Consolidated Cash Property NOI (excl. GL)	***213,992,404***	

Adjustments To Normalize Annualized Cash NOI		
Active Development / Redevelopment NOI Currently Included	(3,818,000)	Pg. 27
Unconsolidated EBITDA	131,250	Pg. 11
Minority Interest EBITDA [(1)]	(120,100)	Pg. 14
Pro Forma Adjustments	1,930,405	Pg. 11
Management Fee Income Included In Property Expenses	1,400,000	Pg. 13
Total Adjustments	**(476,445)**	
Annualized Normalized Operating Cash NOI (excl. GL)	**213,515,959**	Apply Portfolio Cap Rate "PCR"
Annualized Ground Lease NOI	**18,136,000**	Apply PCR Less ~75-100 bps
Total Annualized Operating Cash NOI	**231,651,959**	
Annualized Stabilized Development / Redevelopment Cash NOI	**15,489,000**	Pg. 27
Total Annualized Portfolio Cash NOI	**247,140,959**	

Other Assets		Supplemental Pg.
Cash and cash equivalents	70,120,217	Pg. 7
Tenant and other receivables (net of SLR)	22,986,251	Pg. 7
Restricted cash and escrow deposits	23,749,963	Pg. 7
Prepaid and other assets [(2)]	6,163,844	Pg. 7
Undeveloped land in operating portfolio	11,800,000	Pg. 10, footnote 3
Land held for development	34,975,149	Pg. 10
CIP Not In Active Development/Redevelopment [(3)]	39,408,000	Pg. 28
Total Other Asset Value	**209,203,424**	

Liabilities		
Mortgage and other indebtedness	(1,618,614,378)	Pg. 7
Accounts payable and accrued expenses	(79,760,005)	Pg. 7
Other liabilities [(4)]	(24,535,884)	Pg.7, Pg. 10
Debt premium on assumed debt	25,244,599	Pg. 11
Non-controlling redeemable JV interest	(40,791,617)	Pg. 14
Total Liabilities	**(1,738,457,285)**	
Total Preferred Stock	**(102,500,000)**	Pg. 7
Diluted shares and units outstanding	**85,243,602**	Pg. 11

1. *Excludes Crossing at Killingly Commons and Territory Portfolio as they're included in non-controlling redeemable JV interest in liabilities.*
2. *Excludes $2,500,000 of the Company's unconsolidated joint venture investment.*
3. *Includes CIP amounts for Deerwood apartments, Holly Springs Town Center - Phase III and miscellaneous tenant improvements and small projects.*
4. *Deferred revenue and other liabilities (pg. 7) of $142,323,115 less mark-to-market lease amount (pg. 10) of $117,787,231.*

Buying opportunity vs. both public and private valuations

© 2015 Kite Realty Group
kiterealty.com Investor Update | 30

© 2015 Kite Realty Group kiterealty.com Investor Update | 31 This presentation, together with other statements and information publicly disseminated by us,  contains certain forward‐looking statements within the meaning of Section 27A of the Securities Act  of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on  assumptions and expectations that may not be realized and are inherently subject to risks,  uncertainties and other factors, many of which cannot be predicted with accuracy and some of which  might not even be anticipated. Future events and actual results, performance, transactions or  achievements, financial or otherwise, may differ materially from the results, performance,  transactions or achievements, financial or otherwise, expressed or implied by the forward‐looking  statements. Risks, uncertainties and other factors that might cause such differences, some of which  could be material, include but are not limited to: national and local economic, business, real estate  and other market conditions, particularly in light of low growth in the U.S. economy as well as  uncertainty added to the economic forecast due to the sharp drop in oil and energy prices in late  2014; financing risks, including the availability of and costs associated with sources of liquidity; our  ability to refinance, or extend the maturity dates of, our indebtedness; the level and volatility of  interest rates; the financial stability of tenants, including their ability to pay rent and the risk of  tenant bankruptcies; the competitive environment in which we operate; acquisition, disposition,  development and joint venture risks; property ownership and management risks; our ability to  maintain our status as a real estate investment trust for federal income tax purposes; potential  environmental and other liabilities; impairment in the value of real estate property we own; risks  related to the geographical concentration of our properties in Florida, Indiana, and Texas; insurance  costs and coverage; other factors affecting the real estate industry generally; and other uncertainties  and factors identified in this presentation and, from time to time, in reports we file with the SEC or in  other documents that we publicly disseminate, including, in particular, the section titled “Risk  Factors” in our Annual Report on Form 10‐K for the fiscal year ended December 31, 2014. The  Company undertakes no obligation to publicly update or revise these forward‐looking statements,  whether as a result of new information, future events or otherwise. FORWARD‐LOOKING STATEMENTS Rampart Commons, Las Vegas, NV